Filed pursuant to Rule 497(e)

File Nos. 002-98772 and 811-04347

GMO TRUST

Amended and Restated Supplement dated October 5, 2021 to the
GMO Trust Statement of Additional Information dated June 30, 2021 (the “SAI”)

The SAI is amended to reflect that John Thorndike serves as a senior member of the Investment Team with primary responsibility for managing the investments of GMO Alternative Allocation Fund.

Effective October 15, 2021, the SAI is amended to reflect that Josh White no longer serves as a senior member of the Investment Team with primary responsibility for managing the investments of GMO International Equity Fund, GMO Tax-Managed International Equities Fund, GMO U.S. Equity Fund, and GMO U.S. Small Cap Value Fund.